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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 15, 2002

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
 (Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-45599 and 333-45611 (Commission File Number)	41-1783128 (IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346
(Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7.    Financial Statements and Exhibits

          Ex. 20.a        Series 1998-2 September Certificateholders' Statement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.

By: /s/ J.Paul Whitehead, III
Name: J.Paul Whitehead, III
Title: Treasurer and Secretary

Dated: October 15, 2002

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FINGERHUT RECEIVABLES, INC. Current Report on Form 8-K
  Item 7. Financial Statements and Exhibits
SIGNATURE